2Q 19 EARNINGS PRESENTATION July 18, 2019 © 2019 SunTrust Banks, Inc. SunTrust is a federally registered trademark of SunTrust Banks, Inc.

IMPORTANT CAUTIONARY STATEMENT This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2018 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation beginning on slide 21. In this presentation, consistent with Securities and Exchange Commission Industry Guide 3, the Company presents total revenue, net interest income, net interest margin, and efficiency ratios on a fully taxable equivalent (“FTE”) and annualized basis. The FTE basis adjusts for the tax-favored status of net interest income from certain loans and investments using applicable federal and state income tax rates to increase tax-exempt interest income to a taxable-equivalent basis. The Company believes this measure to be the preferred industry measurement of net interest income, and it enhances comparability of net interest income arising from taxable and tax-exempt sources. Total revenue-FTE equals net interest income-FTE plus noninterest income. The Company presents the following additional non-GAAP measures because many investors find them useful. Specifically: • The Company presents certain capital information on a tangible basis, including tangible equity, tangible common equity, tangible book value per share, and return on average tangible common equity. These measures exclude the after-tax impact of purchase accounting intangible assets. The Company believes these measures are useful to investors because, by removing the effect of intangible assets that result from merger and acquisition activity (the level of which may vary from company to company), it allows investors to more easily compare the Company’s capital adequacy to other companies in the industry. These measures are used by management to analyze the capital adequacy and profitability of the Company. • Similarly, the Company presents Efficiency ratio-FTE, Tangible efficiency ratio-FTE, Adjusted efficiency ratio-FTE and Adjusted tangible efficiency ratio-FTE. The efficiency ratio is computed by dividing Noninterest expense by Total revenue. Efficiency ratio-FTE is computed by dividing Noninterest expense by Total revenue-FTE. Tangible efficiency ratio-FTE excludes the amortization related to intangible assets and certain tax credits. The Company believes this measure is useful to investors because, by removing the impact of amortization (the level of which may vary from company to company), it allows investors to more easily compare the Company’s efficiency to other companies in the industry. Adjusted efficiency ratio-FTE and adjusted tangible efficiency ratio-FTE remove the impacts of income or expense items that are material and potentially non-recurring from the calculation of Efficiency ratio-FTE and Tangible efficiency ratio-FTE, respectively. The Company believes these measures are useful to investors because they are more reflective of normalized operations as they reflect results that are primarily client relationship and client transaction driven. These measures are utilized by management to assess the efficiency of the Company and its lines of business. • The Company presents the Basel III Common Equity Tier 1 (CET1) ratio, on a fully phased-in basis on slide 15. For December 31, 2017 and prior, fully-phased-in ratios considered a 250% risk-weighting for MSRs and deduction from capital of certain carryforward DTAs, the overfunded pension asset, and other intangible assets. For March 31, 2018 and later, the fully-phased-in ratio considers a 250% risk-weighting for MSRs, as contemplated in the FRB’s ‘Simplifications’ NPR. The Company believes this measure is useful to investors who wish to understand the impact of potential future regulatory requirements. Important Cautionary Note about Forward-Looking Statements This presentation contains forward-looking statements. Statements regarding (i) future levels of net interest margin, deposit betas, mortgage-related fee income, merger-related costs, effective income tax rates, efficiency ratios (including after the proposed merger with BB&T), net charge-off ratio, ALLL ratio, provision expense, deposit costs and capital ratios, (ii) the income statement impact of the sale of certain TDR portfolios in April 2019 and repositioning of a portion of the Company’s securities portfolio, (iii) the benefits and effects of our proposed merger with BB&T, including the future earnings potential of the combined company, the cost synergies to be achieved, the capacity to invest in technology, talent, innovation and communities, and the profile and stature of the combined company’s retail and private wealth businesses, (iv) the financial performance of SunTrust over the next 1-2 quarters, (v) increases in our common share dividend, (vi) future economic conditions, and (vii) the optimism of clients about the economy and their commitments to making ongoing investments are forward-looking statements. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “forecast”, “goals”, “plans,” “targets,” “initiatives,” “opportunity,” “focus”, “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could". Forward-looking statements are based on the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date of this presentation, and we do not assume any obligation to update such statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in other periodic reports that we file with the SEC. Those factors include: failure to complete the merger with BB&T (the “Merger”) could negatively impact our stock price and our future business and financial results; we will be subject to uncertainties while the Merger is pending, which could adversely affect our business; the Merger Agreement may be terminated in accordance with its terms and the Merger may not be completed; because the market price of BB&T Common Stock may fluctuate, our shareholders cannot be certain of the precise value of the merger consideration they may receive in the Merger; our ability to complete the Merger is subject to the receipt of approval from various federal and state regulatory agencies, which may impose conditions that could adversely affect us or cause the Merger to be abandoned; shareholder litigation could prevent or delay the closing of the proposed Merger or otherwise negatively impact our business and operations; current or future legislation or regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to stringent capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the monetary and fiscal policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending activity and other businesses, as well as our financial condition and results; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, as well as the availability and cost of capital and liquidity; interest rates on our outstanding and future financial instruments might be subject to change based on regulatory developments, which could adversely affect our revenue, expenses, and the value of those financial instruments; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our servicing assets and mortgages held for sale due to changes in interest rates; disruptions in our ability to access global capital markets and other sources of wholesale funding may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; any reduction in our credit rating could increase the cost of our funding from the capital markets; we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face risks as a servicer of loans; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect our revenue; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we may face more intense scrutiny of our sales, training, and incentive compensation practices; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; we continually encounter technological change and must effectively develop and implement new technology; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of changes in the marketplace, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; our operational or communications systems or infrastructure may fail or may be the subject of a breach or cyber-attack that, if successful, could adversely affect our business or disrupt business continuity; a disruption, breach, or failure in the operational systems or infrastructure of our third party vendors or other service providers, including as a result of cyber-attacks, could adversely affect our business; natural disasters and other catastrophic events could have a material adverse impact on our operations or our financial condition and results; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down all or some portion of our goodwill; our stock price can be volatile; we might not pay dividends on our stock; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect. 2

IMPORTANT CAUTIONARY STATEMENT (CONT.) Additional Information about the Merger and Where to Find It In connection with the proposed merger with SunTrust, BB&T has filed with the SEC a registration statement on Form S-4 to register the shares of BB&T’s capital stock to be issued in connection with the merger, as amended on May 7, 2019, June 14, 2019 and June 19, 2019. The registration statement was declared effective by the SEC on June 19, 2019. The registration statement includes a joint proxy statement/prospectus. BB&T and SunTrust commenced mailing the definitive joint proxy statement/prospectus to shareholders on or about June 27, 2019. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT BB&T, SUNTRUST AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from BB&T at its website, www.bbt.com, or from SunTrust at its website, www.suntrust.com. Documents filed with the SEC by BB&T will be available free of charge by accessing BB&T’s website at http://bbt.com/ under the tab “About BB&T” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to BB&T Corporation, 200 West Second Street, Winston-Salem, North Carolina 27101, (336) 733-3065, and documents filed with the SEC by SunTrust will be available free of charge by accessing SunTrust’s website at http://suntrust.com/ under the tab “Investor Relations,” and then under the heading “Regulatory & Legal” or, alternatively, by directing a request by telephone or mail to SunTrust Banks, Inc., 303 Peachtree Street, N.E., Atlanta, Georgia 30308, (877) 930-8971. Participants in the Solicitation BB&T, SunTrust and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BB&T and SunTrust in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, are included in the joint proxy statement/prospectus regarding the proposed transaction and will be included in other relevant materials to be filed with the SEC when they become available. Additional information about BB&T, and its directors and executive officers, may be found in the definitive proxy statement of BB&T relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 19, 2019, and other documents filed by BB&T with the SEC. Additional information about SunTrust, and its directors and executive officers, may be found in the definitive proxy statement of SunTrust relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 8, 2019, and other documents filed by SunTrust with the SEC. These documents can be obtained free of charge from the sources described above. 3

2Q 19 & YTD EPS OVERVIEW[1]

Quarterly & YoY Trends



Merger-Related Impacts
$1.49
$1.56
$1.40
$1.33
$0.09
$1.24
14%
$1.51
$0.03
$1.48
$2.78
2%
$2.83
$0.11
$2.72
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
1H 18
1H 19

Strong, Consistent Earnings Power

- Reported EPS of $1.48, up 19%
  - → Includes $0.07 of discrete tax benefits and $0.03 of merger-related impacts
  - → Excluding merger-related impacts, EPS up 14% as a result of higher noninterest income and lower provision expense

Continued Improvements in Profitability

- Continued focus on disciplined expense management
  - → 2Q 19 reported efficiency ratio: 63.4%; adjusted tangible efficiency ratio (TER): 59.0%[2]
  - → 50 bps improvement in 1H 19 adjusted TER relative to 1H 18
- Strong returns: ROE of 11.5%, ROTCE of 15.7%[3]

Asset Quality & Capital Remain Strengths

- NCO ratio: 0.22% | NPL ratio: 0.34%
  - → Strong asset quality performance reflects favorable operating environment and consistent underwriting discipline
- 9.2% Basel III CET1 ratio
  - → Share repurchases suspended until proposed merger with BB&T closes

1. All commentary reflects sequential (1Q 19 to 2Q 19) trends, unless otherwise noted. Total revenue, net interest income, efficiency ratio, and tangible efficiency ratio are reported on a fully-taxable equivalent (FTE) basis. Please refer to slide 21 of this presentation and page 22 of the earnings press release for GAAP reconciliations
2. Please refer to slide 21 for GAAP reconciliations
3. Please refer to page 22 of the earnings press release for GAAP reconciliations

4

SunTrust

NET INTEREST INCOME[1]

Net interest margin impacted by higher funding costs and lower rates

($ in millions)



$1,510
$1,534
$1,570
$1,567
$1,557
3.28%
3.27%
3.27%
3.27%
3.16%
$1,488
$1,512
$1,547
$1,544
$1,535
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
Net Interest Income
Net Interest Income (FTE)2
NIM (FTE)

Prior Quarter Variance

- Net interest income (FTE) decreased $10 million as strong loan growth was offset by net interest margin pressure
- Net interest margin (FTE) down 11 bps, primarily driven by:
  - → Declines in short-term and long-term interest rates (negatively impacted earning asset yields)
  - → Continued increase in deposit costs (though moderating relative to prior quarters)
  - → Higher wholesale funding (loan growth exceeded deposit growth)

Prior Year Variance

- Net interest income (FTE) increased $47 million, or 3%
  - → Driven by 9% performing loan growth, partially offset by a lower net interest margin

1. On this slide, net interest income is reported both on an unadjusted and fully taxable-equivalent ("FTE") basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. SunTrust believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. Net interest margin (FTE) is calculated as net interest income (FTE) divided by average earning assets (on an annualized basis). Please refer to page 22 of the earnings press release for a reconciliation of net interest margin to net interest margin (FTE)
2. Please refer to slide 21 for a reconciliation of net interest income to net interest income (FTE)

5

SunTrust

NONINTEREST INCOME Noninterest income up 5% QoQ (excluding non-core items) ($ in millions) Prior Quarter Variance $1,025 • Excluding non-core items, noninterest income increased $36 million, or 5%, driven by strength in $205 commercial real estate-related income and higher investment banking income • 2Q 19 included several discrete items: → $205 million insurance settlement from financial crisis-related claims, used to make a charitable contribution to SunTrust Foundation → $44 million gain related to the sale of accruing TDR portfolio (other noninterest income); offset $829 $782 $818 $784 $820 by $42 million loss related to a securities portfolio repositioning (net securities losses) Prior Year Variance • Excluding non-core items, noninterest income decreased $9 million, or 1%, due to lower investment banking income 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Non-core item1 6 1. Non-core item refers to $205 million insurance settlement from financial crisis-related claims in 2Q 19. Please refer to slide 21 for a reconciliation of reported noninterest income to adjusted noninterest income

NONINTEREST EXPENSE Continued focus on disciplined expense management ($ in millions) $1,638 Prior Quarter Variance $1,482 $1,489 $219 • Excluding non-core items, expenses decreased $60 $45 $25 million, or 2%, driven by lower operating losses and a decrease in branch closure-related costs (other noninterest expense) • 2Q 19 included $205 million charitable contribution to SunTrust Foundation (offsetting insurance settlement) and $14 million in merger-related impacts → In addition to $8 million of specific merger- related costs, there were $6 million of other $1,444 $1,390 $1,384 $1,422 $1,419 merger-related expenses (primarily consulting fees in other noninterest expense) Prior Year Variance • Excluding non-core items, expenses increased $29 million, or 2%, driven by higher compensation expense and ongoing investments in technology 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Non-core items1 7 1. Non-core items refers to $60 million pension settlement charge in 4Q 18, $45 million of merger-related impacts in 1Q 19, $205 million insurance settlement related to financial crisis-related claims in 2Q 19, and $14 million of merger-related impacts in 2Q19. Please refer to slide 21 for a reconciliation of reported noninterest expense to adjusted noninterest expense

EFFICIENCY RATIO & TANGIBLE EFFICIENCY RATIO[1]

- ✓ **Delivered 50 basis points improvement in 1H 19 adjusted TER compared to 1H 18**
- ✓ **On track to achieve standalone medium-term TER Target**
- ✓ **Proposed merger of equals with BB&T provides significantly more opportunity**



5-Quarter Trends
Annual Trends
59.4%
58.7%
2Q 18
59.8%
58.9%
3Q 18
59.6%
58.6%
4Q 18²
61.4%
60.8%
1Q 19²
59.7%
59.0%
2Q 19²
72.0%
71.5%
2011
67.4%
66.9%
2012²
65.6%
65.3%
2013²
63.7%
63.3%
2014²
63.1%
62.6%
2015
62.6%
62.0%
2016
61.9%
61.0%
2017²
60.3%
59.6%
2018²
56-58%
Medium-Term Standalone TER Target
Efficiency Ratio (FTE)
Tangible Efficiency Ratio (FTE)

1. The efficiency ratio and tangible efficiency ratio are reported on fully taxable-equivalent ("FTE") basis. The FTE basis adjusts net interest income for the tax-favored status of income from certain loans and investments. Unadjusted net interest income can be found on slide 5. Please refer to slide 21 for the reconciliation to the GAAP efficiency ratio
2. 2012, 2013, 2014, 2017, 2018, 4Q 18, 1Q 19, and 2Q 19 values represent the adjusted efficiency ratio and adjusted tangible efficiency ratio. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. Please refer to slide 21 for reconciliations related to the GAAP efficiency ratio

8

SunTrust

CREDIT QUALITY Asset quality continues to be very strong ($ in millions) Net Charge-offs Nonperforming Loans . NCO and NPL ratios remain well below historical averages; reflects favorable operating environment and consistent underwriting discipline NCOs Total NCO Ratio (annualized) NPLs Total NPL Ratio $755 $695 $97 $97 $88 $85 $526 $522 $536 $73 0.24% 0.26% 0.26% 0.20% 0.22% 0.52% 0.47% 0.35% 0.34% 0.34% 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Allowance for Loan and Lease Losses (ALLL) Provision for Credit Losses . Sequential decrease in provision driven by slower loan growth and lower net charge-offs; YoY increase driven by 5 bp point decline in ALLL ratio in 2Q 18 ALLL ALLL Ratio $1,681 $153 $1,650 $1,623 $1,615 $1,643 $127 $87 1.14% 1.10% 1.06% 1.06% 1.07% $61 $32 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 9

BALANCE SHEET

($ in billions)

Average Performing Loans



$143.4
$145.2
$149.1
$153.7
$155.7
$29.2
$30.0
$31.3
$32.7
$33.7
$37.7
$37.9
$38.3
$38.4
$37.9
$76.5
$77.4
$79.4
$82.6
$84.1
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
Commercial
Residential
Consumer

Prior Quarter Variance

- Average performing loans up 1%, driven by growth in commercial and consumer
  - → C&I up 1% | CRE up 9% | consumer direct up 6% | consumer indirect up 3%

Prior Year Variance

- Average performing loans up 9%, driven by growth in C&I, CRE, and consumer, partially offset by declines in home equity and commercial construction

Average Client Deposits



$159.0
$159.3
$161.6
$159.9
$159.9
$6.8
$6.7
$6.5
$6.6
$6.7
$13.9
$14.8
$15.4
$15.7
$16.5
$45.3
$45.3
$47.4
$48.3
$49.2
$43.0
$42.6
$42.3
$40.1
$40.1
$49.8
$49.9
$49.9
$49.2
$47.3
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
Money Market
DDA (Nonint bearing)
NOW
Time
Savings

Prior Quarter Variance

- Average client deposits stable
- Interest-bearing deposit costs up 6 bps
  - → Compares to 1Q 19 increase of 9 bps and 4Q 18 increase of 10 bps

Prior Year Variance

- Average client deposits up 1%; mix shift towards higher cost deposits
  - → $2.6 billion increase in time deposits and $3.8 billion increase in NOW accounts largely offset by declines in noninterest bearing deposits and money market

Note: Totals may not foot due to rounding

10

SunTrust

CAPITAL POSITION Basel III Common Equity Tier 1 Ratio1 Basel III Tier 1 Capital Ratio1 10.9% 10.7% 10.3% 10.2% 10.2% 9.7% 9.6% 9.2% 9.1% 9.2% 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Book Value / Tangible Book Value Per Share2 $53.47 $51.15 $49.57 $47.70 $48.00 $39.54 $37.22 $34.40 $34.51 $35.73 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Book Value Per Share Tangible Book Value Per Share 11 1. Current quarter amounts are estimated at the time of this presentation and are subject to revision 2. Please refer to slide 22 for the reconciliation of book value per share to tangible book value per share

CONSUMER SEGMENT HIGHLIGHTS

($ in millions)	2Q 18	1Q 19	2Q 19	%Δ Prior Qtr	%Δ Prior Yr
Net Interest Income	$1,032	$1,076	$1,078	0%	4%
Noninterest Income	452	446	489	10%	8%
Total Revenue	1,484	1,522	1,567	3%	6%
Provision for Credit Losses	7	83	44	NM	NM
Noninterest Expense	991	1,012	991	(2%)	0%
Net Income	**$376**	**$330**	**$410**	**24%**	**9%**
Key Statistics ($ in billions)					
Total Loans (average)	$74.6	$78.7	$79.3	1%	6%
Client Deposits (average)	$111.5	$112.2	$112.8	1%	1%
Managed Assets	$60.3	$62.8	$62.9	0%	4%
Full-Service Branches	1,222	1,152	1,149	(0%)	(6%)
Efficiency Ratio[1]	66.8%	66.6%	63.2%		
Tangible Efficiency Ratio[1]	65.7%	65.4%	62.1%		
Mortgage Data:					
Servicing Portfolio for Others	$140.3	$138.8	$136.8	(1%)	(3%)
Production Volume	$6.3	$3.2	$5.6	74%	(10%)
Application Volume	$8.3	$5.3	$9.7	83%	17%

Key Highlights

- Solid balance sheet growth, ongoing improvements in efficiency, and strong asset quality drive strong bottom-line results
  - → 2Q 19 results include $44 million gain related to the sale of accruing TDR portfolio. Excluding this, total revenue stable sequentially and up 3% YoY
    - → Strength in mortgage production income more than offset by pressures on mortgage servicing income (hedge performance, decay expense)
  - → AUM up 4% YoY
- Balance sheet growth improves the Company's overall loan mix and provides attractive funding
  - → 6% loan growth driven by investments in digital lending (LightStream and point of sale partnerships), indirect auto, and mortgage
  - → Deposit growth driven by targeted offers (primarily CDs)
- Continued core efficiency progress creates capacity for investments in digital capabilities
  - → Branches down 6%
  - → Named 'leader' in Javelin 2019 Online Banking Scorecard ('money movement' category) for the fourth consecutive year
  - → SmartGUIDE (digital mortgage application) adoption: 88%

Note: NM = not meaningful

1. Please refer to page 24 of the earnings press release for a reconciliation of efficiency ratio to tangible efficiency ratio

12

SunTrust

WHOLESALE SEGMENT HIGHLIGHTS

($ in millions)	2Q 18	1Q 19	2Q 19	%Δ Prior Qtr	%Δ Prior Yr
Net Interest Income (FTE)	$553	$564	$559	(1%)	1%
Noninterest Income	388	365	404	11%	4%
Total Revenue (FTE)	941	929	963	4%	2%
Provision for Credit Losses	25	70	82	NM	NM
Noninterest Expense	425	464	455	(2%)	7%
Net Income	**$374**	**$301**	**$324**	**8%**	**(13%)**
Key Statistics ($ in billions)					
Total Loans (average)	$69.4	$75.5	$76.9	2%	11%
Client Deposits (average)	$44.5	$44.3	$44.4	0%	(0%)
Efficiency Ratio (FTE)[1]	45.2%	49.9%	47.3%		
Tangible Efficiency Ratio (FTE)[1]	42.9%	47.6%	45.0%		

Key Highlights

- Advice-driven model and investments in enhanced lending capabilities drive solid revenue growth
  - → Strong, broad-based loan growth driven by key areas of investment across the platform
    - → Added permanent and bridge financing capabilities to CRE platform
    - → Good momentum with Aging Services vertical and expansion markets (both within Commercial Banking)
  - → Noninterest income trends driven by strength in commercial real estate-related income (structured real estate, agency lending)
  - → Underlying strategic momentum in capital markets remains strong; revenue from non-CIB clients up 8% YTD
- Overall profitability remains accretive to the Company
  - → 1H 19 tangible efficiency ratio (FTE): 46.2%
- Credit performance remains strong; provision increase driven by a modestly higher ALLL ratio
  - → LTM NCO ratio: 10 bps

Note: NM = not meaningful

1. Please refer to page 26 of the earnings press release for a reconciliation of efficiency ratio to tangible efficiency ratio

13
SunTrust

Merger of Equals Update

Highly Synergistic; Financially Compelling; Transformative

Continued Momentum

- ✓ Executive Management (EM) continues to meet weekly to guide organizational design and oversee integration process
- ✓ April 25: FDIC public hearing in Charlotte
- ✓ May 3: FRB public hearing in Atlanta

  ~1,000 public comments received, ~95% in support of merger
- ✓ May 7: Submitted joint capital plan
- ✓ May 13: Named direct reports to EM (~150 positions)
- ✓ May 20: Launched internal culture survey
- ✓ June 5: Announced increased community investments and philanthropy levels in Atlanta and the Piedmont Triad
- ✓ June 12: Announced headquarters building in Charlotte and new name (Truist)
- ✓ June 27: Mailed joint merger proxy statement to SunTrust and BB&T shareholders
- ✓ July 1: Named next 1-2 levels of management (~850 positions)
- ✓ July 10: BB&T received regulatory approval from North Carolina Commissioner of Banks
- ✓ July 16: Announced community benefits plan
- ✓ Preparing for legal day 1 and making best of breed decisions on key technology ecosystems

Next Steps

- Continue foundational work for new, integrated culture
- Continue brand development process
- Continue organizational design process
  - Approximately 75% of Truist management expected to be named by end of August
- Finalize and receive approval for divestiture commitments and undertake marketing process
- July 24: Hearing with U.S. House Committee on Financial Services
- July 30: SunTrust and BB&T shareholder meetings
- Receipt of remaining regulatory approvals

Continued confidence in achieving ~$1.6bn of cost synergies (net of investments)

14

APPENDIX

5-QUARTER FINANCIAL HIGHLIGHTS 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 EPS (diluted) 59.60% $1.49 $1.56 $1.40 $1.24 $1.48 Efficiency Ratio (FTE) 59.4% 59.8% 62.1% 63.4% 63.4% Tangible Efficiency Ratio (FTE)1 58.7% 58.9% 61.1% 62.7% 62.8% Adjusted Tangible Efficiency Ratio (FTE)1 58.7% 58.9% 58.6% 60.8% 59.0% Profitability Net Interest Margin (FTE) 3.28% 3.27% 3.27% 3.27% 3.16% Return on Average Assets 1.42% 1.44% 1.23% 1.08% 1.25% Return on Average Common Equity 12.7% 13.0% 11.5% 10.1% 11.5% Return on Average Tangible Common Equity2 17.7% 18.1% 16.1% 13.9% 15.7% Balance Average Performing Loans ($ in billions) $143.4 $145.2 $149.1 $153.7 $155.7 Sheet Average Client Deposits ($ in billions) $159.0 $159.3 $161.6 $159.9 $159.9 NPL Ratio 0.52% 0.47% 0.35% 0.34% 0.34% NCO Ratio 0.20% 0.24% 0.26% 0.26% 0.22% ALLL Ratio 1.14% 1.10% 1.06% 1.06% 1.07% Credit & Basel III Common Equity Tier 1 Ratio (transitional) 9.7% 9.6% 9.2% 9.1% 9.2% Capital Basel III Common Equity Tier 1 Ratio (fully phased-in)3 9.6% 9.4% 9.2% 9.0% 9.1% Book Value Per Share $47.70 $48.00 $49.57 $51.15 $53.47 Tangible Book Value Per Share4 $34.40 $34.51 $35.73 $37.22 $39.54 1. Please refer to slide 21 for the GAAP reconciliations 2. Please refer to page 22 of the earnings press release for GAAP reconciliations 16 3. The fully-phased-in ratio reflects a 250% risk-weighting for MSRs, as contemplated in the regulatory agencies ‘Simplifications’ final rule effective April 1, 2020 4. Please refer to slide 22 for a reconcilement to book value per share

30-89 DAY DELINQUENCIES BY LOAN CLASS

($ in millions)

30-89 Day Accruing Delinquencies	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	Memo: 2Q 19 LOAN BALANCE
Commercial & industrial	0.05%	0.06%	0.09%	0.07%	0.07%	$72,971
Commercial real estate	0.23%	0.03%	0.03%	0.02%	0.04%	$8,655
Commercial construction	0.38%	0.00%	0.01%	0.06%	0.00%	$2,365
Total Commercial Loans	**0.08%**	**0.05%**	**0.08%**	**0.06%**	**0.06%**	**$83,991**
Residential mortgages - guaranteed	-	-	-	-	-	$439
Residential mortgages - nonguaranteed	0.19%	0.26%	0.24%	0.17%	0.18%	$28,794
Home equity products	0.60%	0.72%	0.66%	0.65%	0.70%	$8,902
Residential construction	0.16%	0.48%	1.37%	0.19%	0.63%	$156
Guaranteed student loans	-	-	-	-	-	$7,202
Other direct	0.32%	0.38%	0.43%	0.42%	0.42%	$11,817
Indirect	0.75%	0.83%	1.01%	0.59%	0.73%	$13,598
Credit cards	0.84%	0.95%	1.02%	1.00%	1.03%	$1,690
Total Consumer Loans[1]	**0.40%**	**0.48%**	**0.51%**	**0.39%**	**0.44%**	**$72,598**
Total SunTrust - excl. gov.-guaranteed delinquencies[1]	0.22%	0.24%	0.27%	0.21%	0.23%	$148,948
Impact of excluding gov.-guaranteed delinquencies	0.50%	0.50%	0.46%	0.43%	0.36%	$7,641
Total SunTrust - incl. gov.-guaranteed delinquencies[2]	**0.72%**	**0.74%**	**0.73%**	**0.64%**	**0.59%**	**$156,589**

1. Excludes delinquencies on federally guaranteed mortgages and student loans
2. Excludes mortgage loans guaranteed by GNMA that SunTrust has the option, but not the obligation, to repurchase

Note: Totals may not foot due to rounding

17
SunTrust

NONPERFORMING LOANS BY LOAN CLASS ($ in millions) Memo: 2Q 19 LOAN Nonperforming Loans 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 BALANCE Commercial & industrial $296 $256 $157 $197 $258 $72,971 Commercial real estate 45 43 2 2 2 $8,655 Commercial construction - - - - - $2,365 Total Commercial Loans $341 $299 $159 $199 $260 $83,991 Residential mortgages – guaranteed - - - - - $439 Residential mortgages - nonguaranteed 240 225 204 178 144 $28,794 Home equity products 150 149 138 124 109 $8,902 Residential construction 10 9 11 8 8 $156 Guaranteed student loans - - - - - $7,202 Other direct 8 7 7 8 10 $11,817 Indirect 6 6 7 5 5 $13,598 Credit cards - - - - - $1,690 Total Consumer Loans $414 $396 $367 $323 $276 $72,598 Total SunTrust $755 $695 $526 $522 $536 $156,589 NPLs / Total Loans 0.52% 0.47% 0.35% 0.34% 0.34% 18 Note: Totals may not foot due to rounding

NET CHARGE-OFF RATIOS BY LOAN CLASS ($ in millions) Memo: 2Q 19 LOAN Net Charge-off Ratio (annualized) 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 BALANCE Commercial & industrial 0.10% 0.25% 0.16% 0.16% 0.09% $72,971 Commercial real estate (0.01)% (0.01)% 0.19% 0.00% (0.01)% $8,655 Commercial construction (0.00)% (0.00)% (0.00)% 0.00% 0.00% $2,365 Total Commercial Loans 0.09% 0.22% 0.15% 0.14% 0.08% $83,991 Residential mortgages – guaranteed - - - - - $439 Residential mortgages – nonguaranteed 0.18% 0.03% 0.09% 0.08% 0.08% $28,794 Home equity products 0.05% (0.01)% 0.09% 0.03% (0.05)% $8,902 Residential construction 2.76% 0.69% (0.10)% 2.02% (1.19)% $156 Guaranteed student loans - - - - - $7,202 Other direct 0.77% 0.68% 1.05% 1.10% 1.22% $11,817 Indirect 0.41% 0.52% 0.54% 0.56% 0.41% $13,598 Credit cards 3.22% 3.13% 3.17% 3.64% 3.75% $1,690 Total Consumer Loans 0.34% 0.27% 0.37% 0.39% 0.38% $72,598 Total SunTrust 0.20% 0.24% 0.26% 0.26% 0.22% $156,589 19 Note: Totals may not foot due to rounding

NET CHARGE-OFFS BY LOAN CLASS ($ in millions) Memo: 2Q 19 LOAN Net Charge-offs 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 BALANCE Commercial & industrial $17 $42 $28 $28 $16 $72,971 Commercial real estate - - 3 - - $8,655 Commercial construction - - - - - $2,365 Total Commercial Loans $17 $42 $31 $28 $16 $83,991 Residential mortgages – guaranteed - - - - - $439 Residential mortgages – nonguaranteed 12 2 7 6 6 $28,794 Home equity products 1 (1) 2 1 (1) $8,902 Residential construction 2 - - 1 - $156 Guaranteed student loans - - - - - $7,202 Other direct 17 16 27 29 35 $11,817 Indirect 12 16 17 17 14 $13,598 Credit cards 12 13 13 15 15 $1,690 Total Consumer Loans $56 $46 $66 $69 $69 $72,598 Total SunTrust $73 $88 $97 $97 $85 $156,589 20 Note: Totals may not foot due to rounding

RECONCILIATION: ADJUSTED EFFICIENCY RATIO (FTE) & ADJUSTED TANGIBLE EFFICIENCY RATIO (FTE)

($ in millions)

	2Q 18	3Q 18	4Q 18	1Q 19	2Q 19	2011	2012	2013	2014	2015	2016	2017	2018
Reported (GAAP) Basis													
Net Interest Income	1,488	1,512	1,547	1,544	1,535	5,065	5,102	4,853	4,840	4,764	5,221	5,633	5,987
Noninterest Income	829	782	818	784	1,025	3,421	5,373	3,214	3,323	3,268	3,383	3,354	3,226
Revenue	2,317	2,294	2,365	2,328	2,560	8,486	10,475	8,067	8,163	8,032	8,604	8,987	9,213
Noninterest Expense[1]	1,390	1,384	1,482	1,489	1,638	6,194	6,284	5,831	5,543	5,160	5,468	5,764	5,673
Efficiency Ratio	60.0%	60.3%	62.7%	64.0%	64.0%	73.0%	60.0%	72.3%	67.9%	64.2%	63.6%	64.1%	61.6%
Reconciliation:													
Net Interest Income	1,488	1,512	1,547	1,544	1,535	5,065	5,102	4,853	4,840	4,764	5,221	5,633	5,987
FTE Adjustment	22	22	23	23	22	114	123	127	142	142	138	145	88
Net Interest Income-FTE	1,510	1,534	1,570	1,567	1,557	5,179	5,225	4,980	4,982	4,906	5,359	5,778	6,075
Noninterest Income	829	782	818	784	1,025	3,421	5,373	3,214	3,323	3,268	3,383	3,354	3,226
Revenue-FTE	2,339	2,316	2,388	2,351	2,582	8,600	10,598	8,194	8,305	8,174	8,742	9,132	9,301
Efficiency Ratio-FTE	59.4%	59.8%	62.1%	63.4%	63.4%	72.0%	59.3%	71.2%	66.7%	63.1%	62.6%	63.1%	61.0%
Adjustment Items (Noninterest Income):													
3Q-4Q 12 student / Ginnie Mae loan sale (losses)							(92)						
Securities gain related to the sale of Coca Cola stock							1,938						
Pre-tax mortgage repurchase provision related to loans sold to GSEs prior to 2009							(371)						
GSE mortgage repurchase settlements								(63)					
RidgeWorth sale									105				
Premium Assignment Corporation sale												107	
Securities & MSR losses in connection with tax reform-related actions												(114)	
Insurance settlement					205								
Adjusted Noninterest Income	829	782	818	784	820	3,421	3,898	3,277	3,218	3,268	3,383	3,361	3,226
Adjusted Revenue-FTE	2,339	2,316	2,388	2,351	2,377	8,600	9,123	8,257	8,200	8,174	8,742	9,139	9,301
Noninterest Expense[1]	1,390	1,384	1,482	1,489	1,638	6,194	6,284	5,831	5,543	5,160	5,468	5,764	5,673
Adjustment Items (Noninterest Expense):													
Legacy affordable housing impairment							96						
Charitable contribution of KO shares							38						
Impact of certain legacy mortgage legal matters								323	324				
Mortgage servicing advances allowance increase								96					
Efficiency related charges as outlined in 12/4/17 8-K												36	
Contribution to communities / teammates in connection with tax-reform												75	
Legacy pension settlement charge			60										60
Merger-related impacts				45	14								
Charitable contribution to SunTrust Foundation					205								
Adjusted Noninterest Expense[1]	1,390	1,384	1,422	1,444	1,419	6,194	6,150	5,412	5,219	5,160	5,468	5,653	5,613
Amortization Expense	17	19	22	15	17	43	46	23	25	40	49	75	73
Adjusted Tangible Expenses[1]	1,373	1,365	1,400	1,429	1,402	6,151	6,104	5,389	5,194	5,120	5,419	5,578	5,540
Adjusted Efficiency Ratio-FTE[2]	59.4%	59.8%	59.6%	61.4%	59.7%	72.0%	67.4%	65.6%	63.7%	63.1%	62.6%	61.9%	60.3%
Adjusted Tangible Efficiency Ratio-FTE[2]	58.7%	58.9%	58.6%	60.8%	59.0%	71.5%	66.9%	65.3%	63.3%	62.6%	62.0%	61.0%	59.6%

1. In accordance with updated GAAP, amortization of affordable housing investments were reclassified and are now presented in provision for income taxes for 2013. Previously, the amortization was presented in other noninterest expense. Adjusted revenue and expenses are provided as they remove certain items that are material and potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions
2. Represents adjusted noninterest expense / adjusted revenue-FTE. Adjusted tangible efficiency ratio excludes amortization expense, the impact of which is (0.73%), (0.82%), (0.92%), (0.64%), (0.72%), (0.50%), (0.50%), (0.28%), (0.30%), (0.49%), (0.56%), (0.82%), (0.78%) for 2Q 18, 3Q 18, 4Q 18, 1Q 19, 2Q 19, 2011, 2012, 2013, 2014, 2015, 2016, 2017, and 2018 respectively

21
SUNTRUST

RECONCILIATION: OTHER NON-GAAP MEASURES ($ in billions, except per-share data) 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Total Shareholders' Equity $24.3 $24.1 $24.3 $24.8 $25.9 Goodwill, Net of Deferred Taxes (6.2) (6.2) (6.2) (6.2) (6.2) Other Intangible Assets Including MSRs, Net of Deferred Taxes (2.0) (2.1) (2.1) (2.0) (1.8) MSRs 2.0 2.1 2.0 1.9 1.8 Tangible Equity $18.1 $18.0 $18.1 $18.6 $19.7 Noncontrolling Interest (0.1) (0.1) (0.1) (0.1) (0.1) Preferred Stock (2.0) (2.0) (2.0) (2.0) (2.0) Tangible Common Equity $16.0 $15.8 $16.0 $16.5 $17.6 Total Assets 207.5 211.3 215.5 220.4 222.3 Goodwill (6.3) (6.3) (6.3) (6.3) (6.3) Other Intangible Assets Including MSRs, Net of Deferred Taxes (2.0) (2.1) (2.1) (2.0) (1.8) MSRs 2.0 2.1 2.0 1.9 1.8 Tangible Assets $201.2 $204.9 $209.2 $214.1 $215.9 Book Value Per Common Share $47.70 $48.00 $49.57 $51.15 $53.47 Tangible Book Value Per Common Share $34.40 $34.51 $35.73 $37.22 $39.54 22 Note: Totals may not foot due to rounding